                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (date of earliest event reported): December 15, 1999


                             CARRIZO OIL & GAS, INC.
             (Exact name of registrant as specified in its charter)

         TEXAS                                     000-22915                                      76-0415919
(State or other jurisdiction of                   (Commission                                   (I.R.S. Employer
incorporation)                                    File Number)                                Identification No.)


                              14811 ST. MARY'S LANE
                                    SUITE 148
                              HOUSTON, TEXAS 77079
              (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (281) 496-1352

ITEM 5.  OTHER EVENTS.

                  On December 15, 1999, Carrizo Oil & Gas, Inc., a Texas corporation (the "Company"), consummated the transactions (the "Financing") contemplated by a Securities Purchase Agreement dated December 15, 1999 (the "Securities Purchase Agreement") among the Company, CB Capital Investors, L.P. ("Chase"), Mellon Ventures, L.P. ("Mellon"), Paul B. Loyd, Jr., Douglas A.P. Hamilton and Steven A. Webster (excluding the Company, the "Investors"). Such transactions included (i) the payment by the Investors of an aggregate purchase price of $30,000,000, (ii) the sale of an aggregate of $22,000,000 principal amount of 9% Senior Subordinated Notes due 2007 (the "Notes") to the Investors,
(iii) the sale of an aggregate of 3,636,364 shares of the Company's Common Stock for $2.20 per share to the Investors, (iv) the sale of warrants (the "Warrants") to purchase up to 2,760,189 shares of the Company's Common Stock (the "Warrant Shares") at the exercise price of $2.20 per share, subject to adjustments, to the Investors, (v) the execution of the Shareholders Agreement dated December 15, 1999 (the "Shareholders Agreement") among the Company, Chase, Mellon, Paul
B. Loyd, Jr., Douglas A.P. Hamilton, Steven A. Webster, S.P. Johnson IV, Frank
A. Wojtek and DAPHAM Partnership, L.P., (vi) the execution and delivery of the Warrant Agreement dated December 15, 1999 (the "Warrant Agreement") among the Company, Chase, Mellon, Paul B. Loyd, Jr., Douglas A.P. Hamilton and Steven A. Webster, (vii) the execution of the Registration Rights Agreement dated December 15, 1999 ("Chase Registration Rights Agreement") among the Company, Chase and Mellon, (viii) the execution of the Amended and Restated Registration Rights Agreement dated December 15, 1999 ("Amended Founders Registration Rights Agreement") among the Company, Paul B. Loyd, Jr., Douglas A.P. Hamilton, Steven
A. Webster, S.P. Johnson IV, Frank A. Wojtek and DAPHAM Partnership, L.P., and
(ix) the execution of a Compliance Sideletter dated December 15, 1999 among the Company, Chase and Mellon (the "Compliance Sideletter").

                  Also on December 15, 1999 the Company consummated the transactions (the "Enron Repurchase") contemplated by the Stock and Warrant Purchase Agreement dated December 1, 1999 ("Enron Purchase Agreement") among the Company and Enron North America Corp. ("ENA"), Joint Energy Development Investments II Limited Partnership ("JEDI II") and Sundance Assets, L.P. ("Sundance") (ENA, JEDI II and Sundance, collectively, the "Enron Parties"). Such transactions included (i) the payment to the Enron Parties of an aggregate purchase price of $12,000,000 and other fees, (ii) the repurchase of all the outstanding shares of the Company's 9% Series A Preferred Stock, (iii) the repurchase of 750,000 currently outstanding warrants to purchase the Company's Common Stock held by the Enron Parties and (iv) the amendment of the terms of 250,000 warrants (the "Retained Enron Warrants") to purchase the Company's Common Stock retained by the Enron Parties . The exercise price of the Retained Enron Warrants was reduced from $11.50 per share to $4 per share as contemplated by the Enron Purchase Agreement.

                  The Company also at this time entered into a Ninth Amendment to the First Amended, Restated and Combined Loan Agreement dated August 28, 1997 (the "Ninth Amendment") by and between the Company and Compass Bank ("Compass"), whereby, among other things, the $9 million of principal amount due in the year 2000 under the existing term loan facility was extended and Compass consented to the Financing and the Enron Repurchase. The


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
revised amortization under the term loan facility provides for a $2 million principal payment that was made at closing, $1.74 million of principal payments during the second half of the year 2000, $2.64 million of principal payments during the first half of the year 2001 and the remaining balance due in July 2001. In addition, the maturity date for the existing borrowing base facility was extended from June 2000 until January 2002, subject to interim borrowing base reviews. The Ninth Amendment requires the Company to maintain (i) a Tangible Net Worth (as defined in the Ninth Amendment) of $34 million, subject to certain increases, (ii) a ratio of quarterly EBITDA to quarterly Debt Service (as such terms are defined in the Ninth Amendment) of not less than 1.25 to 1.0 at any time and (iii) a minimum Working Capital (as defined in the Ninth Amendment) balance of $2 million at all times.

THE SECURITIES PURCHASE AGREEMENT

                  In addition to providing for the foregoing transactions, the Securities Purchase Agreement provides that the Notes will be subordinated and subject in right of payment to the prior payment of the senior indebtedness of the Company, which includes but is not limited to certain indebtedness under the Company's senior credit facility with Compass Bank, certain indebtedness incurred pursuant to borrowing base limitations supported by the Company's oil and gas properties, certain purchase money indebtedness issued or incurred to finance consolidated capital expenditures, and certain indebtedness incurred pursuant to the financing of certain acquisitions or the development of the Company's oil and gas properties with proved reserves.

                  The Securities Purchase Agreement includes certain representations, warranties and covenants by the parties. The Securities Purchase Agreement includes various covenants by the Company including without limitation affirmative covenants that require, among other things, the Company to maintain its existence and provide certain information to the Investors and negative covenants that provide for certain limits on the Company's ability to
(i) incur indebtedness, (ii) incur or allow liens, (iii) make investments, loans and advances, (iv) engage in mergers, consolidations, sales of assets and acquisitions, (v) declare dividends and effect certain distributions (including restrictions on distributions upon the Common Stock), (vi) engage in transactions with affiliates, (vii) effect changes in the business of the Company, (viii) issue capital stock of the Company's subsidiaries, (ix) make certain repayments and prepayments, including any prepayment of the Company's term loan, any subordinated debt, indebtedness that is guaranteed or credit-enhanced by any affiliate of the Company, and prepayments that effect certain permanent reductions in revolving credit facilities, and (x) effect amendments, waivers or modifications of certain documents including those relating to certain indebtedness and senior debt. The covenants also require the Company to (a) maintain a Tangible Net Worth (as defined in the Securities Purchase Agreement) of $26,000,000 subject to certain increases, (b) maintain a ratio of quarterly EBITDA to quarterly Debt Service (as such terms are defined in the Securities Purchase Agreement) of not less than 1.00 to 1.00 at any time and (c) limit its capital expenditures to an amount equal to $16,800,000 for the fiscal year ended December 31, 2000 and for any fiscal year thereafter equal to the Company's EBITDA for the immediately prior fiscal year. The Company is obligated to indemnify the Investors for breaches of representations, warranties and covenants contained in the Securities Purchase Agreement or in other documents furnished in connection with the Securities Purchase Agreement and for certain third-party claims.

                  Chase required that the Company's outside directors, Messrs. Loyd, Hamilton and Webster, invest an aggregate of at least $3,000,000 in the Financing and each invested $1,000,000 in the Financing. As part of the Financing, an aggregate fee of $405,000 was paid to Chase and Mellon.

                  Of the approximately $29,000,000 net proceeds of the Financing, $12,060,000 was used to fund the Enron Repurchase and related expenses, $2,025,000 was used to repay a bridge loan extended to the Company by its outside directors, $3,000,000 was used to repay other indebtedness, and the Company expects the remaining proceeds to be used to fund the Company's ongoing exploration and development program and general corporate purposes.

SHAREHOLDERS AGREEMENT

                  Under the Shareholders Agreement each of S.P. Johnson IV, Frank A. Wojtek, Paul B. Loyd, Jr., Douglas A.P. Hamilton, Steven A. Webster, DAPHAM Partnership, L.P., Chase and Mellon (the "Shareholders") have agreed not to transfer shares of the Common Stock or the Warrants to a competitor of the Company and have agreed to cause certain transfers to be bound by the Shareholders Agreement.

                  The Shareholders Agreement provides that so long as Chase owns at least 15% of the Common Stock of the Company (with percentage ownerships being determined as specified in the Shareholders Agreement), the Shareholders agree to vote their shares to cause the number of directors constituting the Board of Directors to be seven and to cause the election of two directors to be nominated by Chase. The Shareholders have agreed, so long as Chase owns at least 7.5% of the Common Stock (with percentage ownerships being determined as specified in the Shareholders Agreement) of the Company but less than 15%, to vote their shares to cause the number of directors constituting the Board of Directors to be seven and to cause the election of one director to be nominated by Chase. The Shareholders have also agreed if at any time after December 15, 2004, Chase then owns at least 15% of the Common Stock (with percentage ownerships being determined as specified in the Shareholders Agreement) that, unless there shall have occurred certain completed or proposed sale transactions involving the Company or there has occurred a specified minimum public float of Common Stock, then Chase has the right to designate two additional members to the Board and the size of the Board shall be increased accordingly. The Shareholders have agreed to vote their shares in accordance with such arrangement. The Company may, upon Board approval, increase the size of the Board by one additional member at any time after its next shareholders meeting. If the Company at any other time increases the size of the Board of Directors, the Shareholders have agreed to take action, including the voting of their securities, to cause to be elected the number of directors nominated by Chase necessary to maintain the applicable proportion of directors nominated by Chase to the Board of Directors.


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

                  Pursuant to the Shareholders Agreement, Messrs. Christopher Behrens and Arnold Chavkin were appointed to the Company's Board of Directors. Mr. Behrens is a General Partner of Chase Capital Partners, the private equity investment affiliate of Chase Manhattan Capital Corporation. From 1990 to 1994, Mr. Behrens was a Vice President in The Chase Manhattan Corporation's Merchant Banking Group. Mr. Behrens is a director of The Pantry, Inc., Portola Packaging, Patina Oil & Gas Corporation, as well as various private companies. Mr. Chavkin has been a General Partner of Chase Capital Partners since January 1992 and has served as the President of Chemical Investments, Inc. since March 1991. Mr. Chavkin is also a director of R&B Falcon Corporation, American Tower Corporation, Wireless One, Inc. and Patina Oil & Gas Corporation. Prior to joining Chemical Investments, Inc., Mr. Chavkin was a specialist in investment and merchant banking at Chemical Bank for six years.

                  For so long as Chase is entitled to designate a director, at least one such director is required to be a member of each committee of the Company's Board of Directors and the board of directors of any subsidiary of the Company. The Company has, in connection with the Shareholders Agreement, established a Budget Committee of the Board of Directors that will consider matters relating to the Company's drilling program, the Company's budget and related matters. In certain circumstances in which Chase is entitled to name a director and such directorship is vacant, Chase may instead appoint one or more Board observers in lieu of directors.

                  The Company has agreed to submit for approval by the Company's shareholders the issuance of the Warrants, the Warrant Shares and the Common Stock as contemplated by the Securities Purchase Agreement at the Company's next shareholders' meeting. The Shareholders have agreed to vote their securities to approve such action.

                  The Company agreed in the Shareholders Agreement to limit the maximum number of common stock equivalents issuable under the Company's equity incentive plans to 2.5 million shares and equivalents (including any shares and equivalents issued or issuable as of the date of the Shareholders Agreement).

                  The Shareholders have also agreed in the Shareholders Agreement to cooperate with the Company in complying with the terms of the Compliance Sideletter (described below), including by voting in favor of actions taken to remedy certain regulatory problems.

                  If S.P. Johnson IV, Frank A. Wojtek, Paul B. Loyd, Jr., Douglas A.P. Hamilton, Steven A. Webster, DAPHAM Partnership L.P. or certain transferees thereof (each a "Founder Shareholder") desires to make certain transfers of shares of Common Stock that are not Public Sales


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

(as determined in the Shareholders Agreement), such Founder Shareholder must allow Mellon and any Shareholder who holds at least 10% of the Common Stock of the Company and is not a Founder Shareholder (collectively, the "Significant Shareholders") the option also to include shares in the transfer. If the prospective transferee is unwilling or unable to acquire all such shares, then the transferring Founder Shareholder may either cancel the proposed transfer or allocate on a proportional basis the number of shares the prospective transferee is willing to acquire among the transferring Founder Shareholder and the Significant Shareholders.

                  Under the Shareholders Agreement, the Company has granted to the Significant Shareholders rights to purchase certain (i) equity securities,
(ii) debt securities, (iii) options, warrants and other rights to acquire each of such securities and (iv) common stock equivalents convertible into or exchangeable for equity securities issuable by the Company, provided that securities issued pursuant to equity incentive plans, securities issued in certain public offerings, securities issued as consideration in a merger, business combination or acquisition, certain securities issued upon conversion of other securities, the Warrant Shares, and certain distributions of securities are all excluded from this right.

                  The Shareholders Agreement terminates upon the first to occur of (a) notice of termination by holders of 50% of the shares held by Chase or Mellon (and certain of their transferees), (b) certain sale transactions involving the Company or (c) the time neither Chase nor Mellon (or certain of their transferees) owns more than 7 1/2% of the Common Stock.

WARRANT AGREEMENT

                  The Warrants are exercisable at any time prior to the expiration date on December 15, 2007 for the purchase of an aggregate of 2,760,189 shares of Common Stock at an exercise price of $2.20 per share, subject to certain adjustments.

                  Each Warrant may be exercised by cash payment or on a "cashless basis" by utilizing the average market price during the 4-day trading period preceding the date of exercise.

                  The number and kind of Warrant Shares issued and the exercise price are subject to adjustment in certain circumstances, including (a) if the Company pays a dividend in Common Stock or distributes shares of its Common Stock, subdivides, splits or reclassifies its outstanding shares of Common Stock into a larger number of shares of Common Stock, or combines its outstanding shares of Common Stock into a smaller number of shares of Common Stock, (b) if the Company issues shares of Common Stock or securities exercisable or exchangeable for or convertible into shares of Common Stock for no consideration or for less than the market value ( as specified in the Warrant) of the Common Stock, subject to certain exceptions, (c) if the Company distributes any of its equity securities (other than Common Stock or options) to the holders of the Common Stock on a pro rata basis, (d) if the Company engages in a consolidation, merger or business combination, sells all of its assets to another person or entity, or enters into certain capital reorganizations or reclassifications of the capital stock of the Company or (e) the Company takes certain other actions affecting its Common Stock.


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

CHASE REGISTRATION RIGHTS AGREEMENT

                  The Chase Registration Rights Agreement provides registration rights with respect to the shares of Common Stock held by Chase and Mellon as of December 15, 1999 and any shares issuable upon the conversion of certain other securities of the Company (the "Investor Registrable Securities"). The Company may generally be required to effect four demand registrations, subject to certain conditions and limitations. Shareholders owning not less than 51% of the then-outstanding shares of Investor Registrable Securities may demand that the Company effect a registration under the Securities Act for the sale of not less than 5% of the shares of Investor Registrable Securities then outstanding. The holders of the registration rights also have limited rights to require the Company to include their shares of Common Stock in connection with other registered offerings by the Company. The registration rights will terminate as to any holder of Investor Registrable Securities at such time as such holder may sell under Rule 144 all Investor Registrable Securities then held by such holder. This agreement requires the investor parties to this agreement to agree to certain lock-up restrictions in connection with certain public offerings registered by the Company.

FOUNDERS REGISTRATION RIGHTS AGREEMENT

                  The Founders Registration Rights Agreement was amended to provide that the Company may generally be required to effect four demand registrations (rather than the previous six), subject to certain conditions and limitations, and to provide for the integration of such agreement with the Chase Registration Rights Agreement.

OTHER

                  The Company agreed in a Compliance Sideletter with Chase and Mellon to, among other things, use commercially reasonable efforts to assist these shareholders in remedying or preventing certain regulatory problems of such shareholders that may be asserted by the Small Business Administration, the Federal Reserve Board, the Controller of Currency or any other governmental regulatory agency concerned with the regulation of banks or financial services institutions. These actions include without limitation, assisting in facilitating certain transfers and permitting such investors to exchange voting securities for similar non-voting securities. The Company also agreed with Chase and Mellon to comply with certain small business administration and other regulation and to provide information relating thereto to such investor.

                  In connection with the Financing, each of the Company's four executive officers entered into an amendment to his employment agreement that provides that nothing in the Shareholders Agreement or in the transactions contemplated by the Securities Purchase Agreement will constitute a "Change of Control" within the meaning of such term in each such employee's employment agreement.

                  Each of the Company's five directors entered into an amendment to his indemnification agreement that provides that nothing in the Shareholders Agreement or in the transactions contemplated by the Securities Purchase Agreement will constitute a "Change of Control" within the meaning of such term in each such director's indemnification agreement.

                  The Company also amended its Amended and Restated Bylaws (the "Bylaws") to provide that nothing in the Shareholders Agreement or in the transactions contemplated by the Securities Purchase Agreement will constitute a "Change of Control" within the meaning of such term in the Bylaws.

                  The Company issued a press release dated December 16, 1999 describing certain of the matters described above.


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

DESCRIPTIONS OF CERTAIN DOCUMENTS

                  The descriptions of the Securities Purchase Agreement, the Shareholders Agreement, the Warrant Agreement, the Chase Registration Rights Agreement, the Amended Founders Registration Rights Agreement, the Compliance Sideletter, the Enron Purchase Agreement, the Ninth Amendment, the Retained Enron Warrants, the form of amendment to employment agreements, the form of amendment to the indemnification agreements, and the amendment to the Company's Amended and Restated Bylaws do not purport to be complete and are qualified in their entirety by provisions of each such agreement, copies of which have been filed as Exhibits 99.1, 99.2, 99.3, 99.4, 99.5, 99.6, 99.9, 99.10, 4.1, 99.7,
99.8, and 3.1, respectively, and which are incorporated by reference herein.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

                  (c)      Exhibits.

         3.1               Amendment No. 2 to the Company's Amended and Restated
                           Bylaws.

         4.1               Amended Enron Warrant Certificates.

         99.1 Securities Purchase Agreement dated December 15, 1999 among the Company, CB Capital Investors, L.P., Mellon Ventures, L.P., Paul B. Loyd, Jr., Douglas A.P. Hamilton and Steven A. Webster.

         99.2 Shareholders Agreement dated December 15, 1999 among the Company, CB Capital Investors, L.P., Mellon Ventures, L.P., Paul B. Loyd, Jr., Douglas A.P. Hamilton, Steven A. Webster, S.P. Johnson IV, Frank
                           A. Wojtek and DAPHAM Partnership, L.P.

         99.3 Warrant Agreement dated December 15, 1999 among the Company, CB Capital Investors, L.P., Mellon Ventures, L.P., Paul B. Loyd, Jr., Douglas A.P. Hamilton and Steven A. Webster.

         99.4 Registration Rights Agreement dated December 15, 1999 among the Company, CB Capital Investors, L.P. and Mellon Ventures, L.P.

         99.5 Amended and Restated Registration Rights Agreement dated December 15, 1999 among the Company, Paul B. Loyd, Jr., Douglas A.P. Hamilton, Steven A. Webster, S.P. Johnson IV, Frank A. Wojtek and DAPHAM Partnership, L.P.

         99.6 Compliance Sideletter dated December 15, 1999 among the Company, CB Capital Investors, L.P. and Mellon Ventures, L.P.


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

         99.7              Form of Amendment to Executive Officer Employment
                           Agreement.

         99.8              Form of Amendment to Director Indemnification
                           Agreement.

         99.9 Stock and Warrant Purchase Agreement dated December 1, 1999 among the Company, Enron North America Corp., Sundance Assets, L.P. and Joint Energy Development Investments II Limited Partnership (incorporated herein by reference to Exhibit 99.1 to the Company's 8-K filed December 3, 1999).

         99.10 Ninth Amendment to the First Amended, Restated and Combined Loan Agreement dated August 28, 1997 by and between Carrizo Oil & Gas, Inc.
                           and Compass Bank.

         99.11             Press Release of the Company dated December 16, 1999.




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
                                   SIGNATURES



                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       CARRIZO OIL & GAS, INC.



                                       By: /s/ Frank A. Wojtek
                                          --------------------------------------
                                          Name:    Frank A. Wojtek
                                          Title:   Vice President and Chief
                                                   Financial Officer



Date:  December 22, 1999


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


                                 EXHIBIT INDEX


EXHIBIT
NUMBER                            DESCRIPTION
------                            -----------
 3.1              Amendment No. 2 to the Company's Amended and Restated
                  Bylaws.

 4.1              Amended Enron Warrant Certificates.

 99.1 Securities Purchase Agreement dated December 15, 1999 among the Company, CB Capital Investors, L.P., Mellon Ventures, L.P., Paul B. Loyd, Jr., Douglas A.P.
                  Hamilton and Steven A. Webster.

 99.2 Shareholders Agreement dated December 15, 1999 among the Company, CB Capital Investors, L.P., Mellon Ventures, L.P., Paul B. Loyd, Jr., Douglas A.P. Hamilton, Steven A. Webster, S.P. Johnson IV, Frank
                  A. Wojtek and DAPHAM Partnership, L.P.

 99.3 Warrant Agreement dated December 15, 1999 among the Company, CB Capital Investors, L.P., Mellon Ventures, L.P., Paul B. Loyd, Jr., Douglas A.P. Hamilton and Steven A. Webster.

 99.4 Registration Rights Agreement dated December 15, 1999 among the Company, CB Capital Investors, L.P. and Mellon Ventures, L.P.

 99.5 Amended and Restated Registration Rights Agreement dated December 15, 1999 among the Company, Paul B. Loyd, Jr., Douglas A.P. Hamilton, Steven A. Webster, S.P. Johnson IV, Frank A. Wojtek and DAPHAM
                  Partnership, L.P.

 99.6 Compliance Sideletter dated December 15, 1999 among the Company, CB Capital Investors, L.P. and Mellon Ventures, L.P.

 99.7             Form of Amendment to Executive Officer Employment
                  Agreement.

 99.8             Form of Amendment to Director Indemnification
                  Agreement.

 99.9 Stock and Warrant Purchase Agreement dated December 1, 1999 among the Company, Enron North America Corp., Sundance Assets, L.P. and Joint Energy Development Investments II Limited Partnership (incorporated herein by reference to Exhibit 99.1 to the Company's 8-K filed December 3, 1999).

 99.10 Ninth Amendment to the First Amended, Restated and Combined Loan Agreement dated August 28, 1997 by and between Carrizo Oil & Gas, Inc.
                  and Compass Bank.

 99.11            Press Release of the Company dated December 16, 1999.